KITE

March 2018
INVESTOR UPDATE

COMPANY SNAPSHOT

Necessity-Driven Open-Air Shopping Centers

KRG
NYSE

THE KITE WAY

- **High-quality portfolio with diverse tenant base**
- **Self-funded redevelopment, repurpose, and reposition ("3-R") program[1]**
- **Access to capital markets with investment grade, flexible balance sheet**
- **Well-covered dividend with attractive yield**
- **Experienced and committed senior management team**

PORTFOLIO FACTS

Number of Properties	**119**
Total GLA (SF)	**23.9mm**
Total Retail Operating Portfolio Leased	**94.8%**
Percent Leased Anchors	**96.7%**
Percent Leased Shops	**90.5%**
Annualized Base Rent (ABR) Per SF, Including 3-R Properties[1]	**$16.32**
Average Center Size (SF)	**~200,000**
Dividend Yield[2]	**8.2%**
Moody's / S&P Ratings	**Baa3 / BBB-**

DIVIDEND PER SHARE



$0.96
$1.04
$1.09
$1.17
$1.23
27.6%
GROWTH
2013
2014
2015
2016
2017

Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of Q4'17.
(1) 3-R Properties are assets that are in the process of being developed, repositioned, or repurposed, as described in our Quarterly Financial Supplement.
(2) Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the share price. Future dividends will be declared solely at the discretion of the Board of Trustees.

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3 March 2018 INVESTOR UPDATE $82mm limited debt maturities through 2020 8% floating rate debt exposure 3.5x debt service coverage Focused on free cash flow growth 76% of ABR derived from top 50 MSAs and destination locations1 93% of tenants are internet resistant / multi-channel 80% of ABR derived from community center / neighborhood center / lifestyle center Focusing on adding experiential tenants consisting of food, fitness, entertainment, and service $7.5mm of additional cash NOI from in-process 3-R and transitional projects 3.5% historical same-property NOI growth over the last four years 12% annualized return in 2017 on assets enhanced via 3-Rs: Redevelop, Reposition, Repurpose Top-tier operating efficiency metrics INVESTMENT GRADE BALANCE SHEET HIGH-QUALITY PORTFOLIO OPERATIONS AND GROWTH OPPORTUNITIES BUILDING VALUE AND CRITICAL MASS IN AND AROUND REGIONAL FOOTPRINT (1) Destination locations include Naples, FL properties and college towns. CORE STRATEGY Gearing Up Shareholder Value the Kite Way

HIGH-QUALITY PORTFOLIO
March 2018 INVESTOR UPDATE
KRG NYSE
KITE

STRATEGIC DISPOSITIONS

Capital Recycling Efforts Strengthen Portfolio

~$92 MILLION IN DISPOSITIONS OVER THE LAST FIVE QUARTERS

IMPROVING ABR


$12.35
$16.32
DISPOSITIONS
KRG Q4'17 OPERATING RETAIL PORTFOLIO

IMPROVING HOUSEHOLD INCOME


$68,400
$87,800
DISPOSITIONS
KRG Q4'17 OPERATING RETAIL PORTFOLIO

IMPROVING POPULATION DENSITY


117,900
168,600
DISPOSITIONS
KRG Q4'17 OPERATING RETAIL PORTFOLIO

Note: Demographic data source: STI: Popstats based on estimated 2017 data on a 5-mile radius from the US Census Bureau.
Dispositions during this period were Publix at St. Cloud, Cove Center, Clay Marketplace, The Shops at Village Walk, and Wheatland Town Crossing.

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5 March 2018 INVESTOR UPDATE Note: Demographic data source: STI: Popstats based on estimated 2017 data on a 5-mile radius from the US Census Bureau. (1) Projected Annual Population Growth 2017-2022. GEOGRAPHIC DIVERSITY Focus on Portfolio Optimization LAS VEGAS AVERAGE HOUSEHOLD INCOME: $74,400 PROJECTED ANNUAL GROWTH1: 7.0% DALLAS/ FORT WORTH/ HOUSTON AVERAGE HOUSEHOLD INCOME: $97,400 PROJECTED ANNUAL GROWTH1: 7.6% NAPLES AVERAGE HOUSEHOLD INCOME: $97,300 PROJECTED ANNUAL GROWTH1: 10.7% CHARLOTTE/RALEIGH AVERAGE HOUSEHOLD INCOME: $100,900 PROJECTED ANNUAL GROWTH1: 13.5% OKLAHOMA CITY AVERAGE HOUSEHOLD INCOME: $74,200 PROJECTED ANNUAL GROWTH1: 4.8% INDIANAPOLIS AVERAGE HOUSEHOLD INCOME: $97,700 PROJECTED ANNUAL GROWTH1: 6.0% NEW YORK AVERAGE HOUSEHOLD INCOME: $144,700 PROJECTED ANNUAL GROWTH1: 1.5% 76% OF ABR FROM TOP 50 MSAs AND DESTINATION LOCATIONS, INCLUDING ASSETS IN SUPERIORLY POSITIONED MARKETS HIGH-QUALITY PORTFOLIO

6 March 2018 INVESTOR UPDATE TOP MSA CASE STUDY Dallas / Fort Worth / Houston PROJECTED ANNUAL POPULATION GROWTH 2017-2022 7.6%• The Dallas MSA has been one of the nation’s leaders in economic growth over the past 24 months. The region boasts 18 Fortune 500 companies and has averaged 1.1% employment growth annually, compared with 0.2% annualized growth nationally, according to the US Bureau of Labor Statistics. • Dallas and its suburbs have one of the highest concentrations of corporate headquarters in the United States. The Metroplex contains the largest Information Technology industry base in the state. These technology firms include: Texas Instruments, HP Enterprise Services, Dell Services, AT&T, Alcatel-Lucent, Ericsson, CA, and Verizon in and around Dallas. • Fort Worth has received a number of national accolades relating to economic opportunity and quality of life. Fort Worth was recently named Forbes’ No. 3 Best Big City for Job Seekers, No. 4 Best Market for Corporate Relocation and Expansion by Site Selection Magazine, and #1 Best Downtown in the U.S. by Livability.com. • Portofino Shopping Center is located in Shenandoah near The Woodlands, which was one of the first and most successful master-planned communities in the country. Over the last three decades, this 28,000-acre community has become a thriving center for business, commerce, and tourism. The development is ranked as one of the Top 50 Best Selling Master Planned Communities since 1994. Note: Demographic data source: STI: Popstats based on estimated 2017 data on a 5-mile radius from the US Census Bureau. Average Household Income $97,400 Percent of ABR 10% HIGH-QUALITY PORTFOLIO

7 March 2018 INVESTOR UPDATE TOP MSA CASE STUDY Indianapolis / Northern Suburbs • Hamilton County, the state’s fastest growing and most affluent metropolitan area, is frequently recognized for its exceptional standard of living. The county has distinguished itself through its considerable investments in public infrastructure, outstanding public schools, and ability to attract high-growth industries and highly educated professionals to the area. • In 2017, Money Magazine ranked Fishers the #1 Best Place to live in the country, while Carmel was ranked at #16. The financial publication cited the area’s low unemployment and high economic growth as critical factors in their selection. • Hamilton County's population has grown at an annualized rate of more than 2.3% since 2010, nearly 5x the rate of Indianapolis and 3x the national average. • Residents of Hamilton County have the highest educational levels in the state, with 56% of all adult residents having a bachelor’s degree or higher and 78% of the county’s population employed in white-collar industries. Note: Demographic data source: STI: Popstats based on estimated 2017 data on a 5-mile radius from the US Census Bureau. PROJECTED ANNUAL POPULATION GROWTH 2017-2022 6% Average Household Income $97,700 Percent of ABR 9% HIGH-QUALITY PORTFOLIO

HIGH-QUALITY PORTFOLIO

March 2018 INVESTOR UPDATE

KRG NYSE

KITE

TOP MSA CASE STUDY

Raleigh / Cary / Charlotte

- Raleigh is ranked #4 on the Realtor.com list of "Next Top Tech Cities" and #3 on USA Today's list of "Best Cities for Job Seekers" in 2017. Both lists analyzed a number of critical factors, including job market favorability, salaries weighted for cost-of-living, and other lifestyle factors.
- Raleigh ranks #15 among large metros for the percentage of adults with a bachelor's degree or higher, according to the U.S. Census Bureau's American Community Survey.
- The Raleigh-Cary MSA is the 5th most educated metropolitan area in the country based on bachelor and higher graduation attainment rates. 43.6% of adults have at least a bachelor's degree, while the average nationwide is just 31.3%.
- 60% of households in the city of Cary earn incomes exceeding $75,000 per year, 20% higher than the city of Raleigh.
- Charlotte is the nation's 3rd largest financial center behind New York and San Francisco. There are six Fortune 500 companies headquartered in Mecklenburg County. These companies include: Bank of America, Lowe's, and Duke Energy.
- Mecklenburg County, where Charlotte is located, is the most populated county in North Carolina. Charlotte's ability to attract large international corporations has caused steady growth in the number of highly-educated white-collar workers in the county over recent years. Mecklenburg County has the second highest rate of both educational attainment and white-collar employment in North Carolina.

PROJECTED ANNUAL GROWTH 2017-2022

13.5%


WINSTON-SALEM
GREENSBORO
DURHAM
CHAPEL HILL
PARKSIDE TOWN COMMONS
CARY
RALEIGH
HOLLY SPRINGS TOWNE CENTER
NORTHCREST SHOPPING CENTER
PERIMETER WOODS
CHARLOTTE
FAYETTEVILLE
TORINGDON MARKET
Average Household Income
$100,900
Percent of ABR
9%

Note: Demographic data source: STI: Popstats based on estimated 2017 data on a 5-mile radius from the US Census Bureau.

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HIGH-QUALITY PORTFOLIO

STRATEGIC ASSET MIX Well-Balanced Portfolio

March 2018 INVESTOR UPDATE

KRG NYSE

KITE

PROPERTY CLASSIFICATION BY ABR[1]

COMMUNITY CENTER PORTFOLIO — 54% OF ABR

Average 2017 Household Income	$90,200
Average 2017 Population	174,300



PARKSIDE TOWN COMMONS MSA: Raleigh, NC

NEIGHBORHOOD CENTER/ LIFESTYLE CENTER/ OTHER PORTFOLIO — 26% OF ABR

Average 2017 Household Income	$88,600
Average 2017 Population	150,800


Publix
FOOD & PHARMACY

KINGS LAKE SQUARE MSA: Naples, FL

POWER CENTER PORTFOLIO — 20% OF ABR

Average 2017 Household Income	$80,500
Average 2017 Population	173,900


TJ·maxx

PORTOFINO SHOPPING CENTER MSA: Houston, TX

(1) STI: Popstats based on 2017 data on a 5-mile radius from the U.S. Census Bureau. Property classification based on definition by the International Council of Shopping Centers (ICSC). In summary:
Neighborhood Center: Convenience-oriented center often anchored by a grocery that comprises 30-50% of GLA. Trade Area: 1-3 miles.
Community Center: Larger center with general merchandise or convenience-oriented offerings. Trade Area: 3-6 miles.
Power Center: Category-dominant anchors, including discount, off-price, and wholesale clubs with minimal small shop tenants. Trade area: 5-10 miles.

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10 March 2018 INVESTOR UPDATE Top 10 Tenants by ABR Credit Rating # Stores % ABR 1 The TJX Companies, Inc. A+ 22 2.5% 2 Publix Supermarkets, Inc. A 14 2.5% 3 Petsmart, Inc. B+ 19 2.2% 4 Bed Bath & Beyond, Inc. BBB+ 19 2.2% 5 Ross Stores, Inc. A- 18 2.1% 6 Lowe's Companies, Inc. A- 5 1.8% 7 Office Depot B 15 1.6% 8 Dick's Sporting Goods, Inc. NR 8 1.5% 9 Ascena Retail Group BB- 33 1.4% 10 Nordstrom, Inc. BBB+ 6 1.5% TOTAL 159 19.3% TOP INVESTMENT GRADE-RATED TENANTS 2017 LEASE ACTIVITY EXAMPLES DIVERSE TENANT BASE Strong Mix of High-Quality Tenants Across Our Diversified Portfolio HIGH-QUALITY PORTFOLIO

11 March 2018 INVESTOR UPDATE INTERNET-RESISTANT 54.0% Services, Entertainment 22.4% Restaurants 16.5% Grocer, Specialty Stores 15.1% MULTI-CHANNEL 39.1% Soft Goods 13.7% Home Improvement Goods 11.7% Discount Retailers 10.5% Sporting Goods 3.2% INTERNET RISK 6.9% Electronic / Books 4.8% Office Supplies 2.1% KITE’S TENANT BASE IS 93% INTERNET-RESISTANT / MULTI-CHANNEL TENANT TYPE COMPOSITION BY ABR MULTI- CHANNEL 39.1% INTERNET- RESISTANT 54.0% INTERNET COMPETITION 6.9% DIVERSE TENANT BASE Internet-Resistant Retail Base Well-Positioned to Manage Evolving Consumer Preferences HIGH-QUALITY PORTFOLIO

KITE

March 2018
INVESTOR UPDATE

OPERATIONS AND GROWTH OPPORTUNITIES

INCREASING VALUE

Embedded NOI Growth Opportunities in Portfolio

OPERATING PROPERTIES

- Attractive NOI Margin: 74.4%, trailing twelve months
- Efficient G&A / Revenues: 6.1%, trailing twelve months
- Opportunity Areas: Operating expense savings, overage rent, and ancillary income

CONTRACTUAL RENT STEPS / FIXED CAM RECOVERY

- ABR of leases executed in 2017 is 12.2% higher than the ABR for the operating retail portfolio including 3-R properties
- Embedded average contractual rent bumps of ~1.5%
- Fixed CAM recovery initiative, ~20% of operating portfolio currently with goal to increase to ~50%

3-R INITIATIVE / DEVELOPMENT

- ~$7.5mm of additional cash NOI from $71mm - $77mm in-process 3-R and transitional projects
- Four future 3-R opportunities with a total cost of $40mm - $56mm

OCCUPANCY GROWTH

- 2018 Big Box Surge Initiative lease-up of vacant anchor boxes
- 1% increase in anchor lease percentage at average ABR is an additional $1.3mm, or ~102,000 SF
- Small shops leased at 90.5%, with a new goal of 92%

KRG LISTED NYSE

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KITE

March 2018
INVESTOR UPDATE

OPERATIONS AND GROWTH OPPORTUNITIES

3-R OVERVIEW

Redevelopment Execution and Opportunity

KRG LISTED NYSE

KITE'S 3-R PLATFORM HAS GENERATED ATTRACTIVE RISK-ADJUSTED RETURNS AND IMPROVED CASH FLOW AND ASSET QUALITY RESULTING IN INCREASED SHAREHOLDER VALUE

REDEVELOP

Substantial renovations, including teardowns, remerchandising, and exterior/interior improvements

REPURPOSE

Significant property alterations, including product-type changes

REPOSITION

Less substantial asset enhancements, generally $5mm or less investment

COMPLETED

$24.0mm of 3-R projects with 12% Return on Investment (ROI)

IN-PROCESS

$71mm - $77mm of projects with 8-9% ROI

IDENTIFIED OPPORTUNITIES

$40mm - $56mm of projects with 9-11% ROI

RAMPART COMMONS MSA: Las Vegas, NV



FISHERS STATION MSA: Indianapolis, IN


Nail Salon
Goodwill

SOURCE OF CAPITAL

Free cash flow + non-core, low-growth property sales

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14 March 2018 INVESTOR UPDATE 3-R COMPLETIONS Successful Redevelopment Examples ACHIEVED AN OVERALL RETURN ON INVESTMENT OF 12% ON COMPLETED 3-Rs WITH THE ADDITION OF NEW, HIGH-QUALITY TENANTS Property Former Tenant(s)/Space(s) Replacement Tenant(s) Bolton Plaza Vacant Shops Castleton Crossing Small Shop Building With: Centennial Gateway Market Street Village Northdale Promenade Underutilized/Vacant Small Shop Space Portofino Shopping Center - Phases I/II Vacant Land/ Outdated Water Features Two new small shop buildings OPERATIONS AND GROWTH OPPORTUNITIES

15 March 2018 INVESTOR UPDATE (1) Excludes annual principal payments and net premiums on fixed rate. ONLY $82mm THROUGH 2020 SCHEDULE OF DEBT MATURITIES ($ IN MILLIONS)1 2017 2018 2019 2020 2021 2022 2023 20252024 2027+2026 MORTGAGE DEBT LINE OF CREDIT TERM LOAN PRIVATE PLACEMENT SENIOR UNSECURED NOTES 37.9 44.5 80.0 75.0 10.7 300.0 168.2 214.3 214.9 95.0 60.1 200.0 200.0 Only $82mm of debt maturing through 2020 STRONG BALANCE SHEET Well-Staggered Debt Maturity Profile INVESTMENT GRADE BALANCE SHEET

16 March 2018 INVESTOR UPDATE FORWARD-LOOKING STATEMENTS Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or out- look, financing risks, including the availability of, and costs associated with, sources of liquidity, our ability to refinance, or extend the maturity dates of, our indebtedness, the level and volatility of interest rates, the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies, the competitive environment in which we operate, acquisition, disposition, development and joint venture risks, property ownership and management risks, our ability to maintain our status as a real estate investment trust for federal income tax purposes, poten- tial environmental and other liabilities, impairment in the value of real estate property we own, the impact of online retail competition and the perception that such competition has on the value of shopping center assets, risks related to the geographical concentration of our properties in Florida, Indiana and Texas, insurance costs and coverage, risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the SEC, specifically the section titled “Risk Factors” in the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which discuss these and other factors that could adversely affect the Compa- ny’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

17 March 2018 INVESTOR UPDATE FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus de- preciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operat- ing performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for acceler- ated amortization of debt issuance costs, transaction costs, a severance charge and a debt extinguishment loss in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indica- tor of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. NON-GAAP FINANCIAL MEASURES

18 March 2018 INVESTOR UPDATE NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our proper- ties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. The year to date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial per- formance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the in- clusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended December 31, 2017, the Company excluded eight redevelopment properties and the recently completed Northdale Promenade redevelopment from the same property pool that met these criteria and were owned in both comparable periods. A reconciliation of net income (computed in accordance with GAAP) to Same Property NOI is included elsewhere in this Financial Supplement. NON-GAAP FINANCIAL MEASURES

19 March 2018 INVESTOR UPDATE (1) Same Property NOI excludes eight properties in redevelopment, the recently completed Northdale Promenade redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons). (2) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period. (3) Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. (4) See pages 30 and 31 of the latest supplemental for further detail of the properties included in the 3-R initiative. (5) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool. APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME

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